UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2007

EQUITY OFFICE PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-13115	36-4151656
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
EOP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-13625	36-4156801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza
Suite 2100, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 466-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 1, 2007, the board of trustees of Equity Office Property Trust (“Equity Office”) unanimously voted to reaffirm its recommendation of the proposed $54 per share all-cash transaction with affiliates of The Blackstone Group. The decision was made after deliberations with its financial and legal advisors regarding the revised offer it received from Vornado Realty Trust. The reasons for the board’s decision are described in a supplemental proxy statement being filed by Equity Office on February 2, 2007.
     The special meeting of the shareholders of Equity Office to vote on the merger agreement with affiliates of The Blackstone Group remains scheduled to be convened on Monday, February 5, 2007. However it is expected that the meeting will be immediately adjourned (without any vote on February 5) until 11:00 a.m. (CST) on Wednesday, February 7, 2007, in order to provide shareholders with sufficient time to review and consider the supplemental proxy materials. The vote would then be taken on February 7, 2007 and, if approved, the Blackstone transaction would close on or about Friday, February 9, 2007.
     On February 2, 2007, Equity Office issued a press release which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Additional Information About the Merger and Where to Find It
In connection with proposed merger transactions involving Equity Office and EOP Operating Limited Partnership and affiliates of The Blackstone Group, Equity Office filed a definitive proxy statement and proxy statement supplements with the SEC and furnished the definitive proxy statement and proxy statement supplements to Equity Office’s shareholders. SHAREHOLDERS ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND PROXY STATEMENT SUPPLEMENTS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTIONS. Shareholders can obtain the proxy statement, the proxy statement supplements and all other relevant documents filed by Equity Office with the SEC free of charge at the SEC’s website at www.sec.gov or from Equity Office Properties Trust, Investor Relations at Two North Riverside Plaza, Suite 2100, Chicago, Illinois, 60606, (800) 692-5304 or at www.equityoffice.com.
Participants in the Solicitation
Equity Office and its trustees and officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the proposed merger transactions. Information about Equity Office and its trustees and executive officers, and their ownership of Equity Office’s securities, is set forth in the proxy statement and proxy statement supplements relating to the proposed merger transactions described above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 2, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY OFFICE PROPERTIES TRUST
Date: February 2, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

EOP OPERATING LIMITED PARTNERSHIP
	By:	EQUITY OFFICE PROPERTIES TRUST, its general partner
Date: February 2, 2007	By:	/s/ Stanley M. Stevens
Stanley M. Stevens
Executive Vice President, Chief Legal Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 2, 2007